Supplement dated March 14, 2016,

to the Summary Prospectus dated April 30, 2015 for:

FVIT American Funds® Managed Risk Portfolio (the “Portfolio”)

(the “Summary Prospectus”)

(Class II Shares)

1.	Effective April 29, 2016, the name of “FVIT American Funds® Managed Risk Portfolio” will be changed to “Global Atlantic American Funds® Managed Risk Portfolio”. The Portfolio’s investment objectives, policies and strategies will remain unchanged.

2.	Effective on or about March 30, 2016 Forethought Investment Advisors, LLC (the “Adviser”) will be renamed Global Atlantic Investment Advisors, LLC.

Accordingly, all references to the Portfolio and the Adviser in the Summary Prospectus are replaced with the new names on the effective dates above.

On or about April 29, 2016, shareholders will receive a revised and updated prospectus that includes the new series name, as well as updated financial information and other changes.

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This Supplement, the Prospectus dated April 30, 2015, as supplemented June 10, 2015 and October 30, 2015, the Summary Prospectus dated April 30, 2015, and the Statement of Additional dated April 30, 2015, as supplemented June 10, 2015 and October 30, 2015, provide information that you should know before investing in the Portfolios and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.